Exhibit 99.2

Queen et al. Royalties
Royalty Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2014	38,122	38,924	38,864	—	115,910
2013	33,234	46,720	32,224	32,287	144,464
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952
Herceptin	Q1	Q2	Q3	Q4	Total
2014	36,646	38,292	39,407	—	114,345
2013	30,287	47,353	30,961	33,038	141,640
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769
Lucentis	Q1	Q2	Q3	Q4	Total
2014	17,390	16,777	16,883	—	51,050
2013	12,032	30,066	13,536	12,127	67,760
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	—	—	289	3,335	3,624
Xolair	Q1	Q2	Q3	Q4	Total
2014	8,886	9,099	10,442	—	28,427
2013	5,930	10,025	7,334	7,330	30,619
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768
Perjeta	Q1	Q2	Q3	Q4	Total
2014	3,375	4,385	5,157	—	12,917
2013	340	1,414	748	879	3,381
2012	—	—	58	250	308

Queen et al. Royalties
Royalty Revenue by Product ($ in 000's) *
Kadcyla	Q1	Q2	Q3	Q4	Total
2014	1,934	2,491	3,048	—	7,473
2013	—	551	830	859	2,240
Tysabri	Q1	Q2	Q3	Q4	Total
2014	12,857	13,350	16,048	—	42,255
2013	12,965	13,616	11,622	12,100	50,304
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	—	—	—	237	237
Actemra	Q1	Q2	Q3	Q4	Total
2014	3,446	3,932	4,419	—	11,797
2013	2,631	2,816	2,939	3,744	12,131
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	—	146	369	559
2007	32	—	—	17	49
Gazyva	Q1	Q2	Q3	Q4	Total
2014	51	283	325	—	659
Entyvio	Q1	Q2	Q3	Q4	Total
2014	—	—	153	—	153
* As reported to PDL by its licensees. Totals may not sum due to rounding.
Q1 2014 royalty revenue by product above do not include a $5 million payment received from Genentech in Q1 2014 for a retroactive settlement payment from 2013.

Queen et al. Sales Revenue
Reported Licensee Net Sales Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2014	1,786,912	1,838,764	1,828,900	—	5,454,576
2013	1,653,108	1,694,678	1,746,135	1,819,877	6,913,798
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817
Herceptin	Q1	Q2	Q3	Q4	Total
2014	1,731,564	1,801,990	1,854,452	—	5,388,006
2013	1,681,574	1,744,145	1,681,860	1,726,551	6,834,130
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979
Lucentis	Q1	Q2	Q3	Q4	Total
2014	818,376	789,483	794,505	—	2,402,364
2013	1,203,179	1,171,423	1,200,791	1,212,651	4,788,045
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	—	—	10,689	157,742	168,431
Xolair	Q1	Q2	Q3	Q4	Total
2014	425,243	428,171	491,372	—	1,344,786
2013	341,309	365,778	391,900	401,333	1,500,321
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204
Perjeta	Q1	Q2	Q3	Q4	Total
2014	158,809	206,333	242,700	—	607,842
2013	34,008	55,076	66,353	87,949	243,386
2012	—	—	5,080	25,000	30,079

Queen et al. Sales Revenue
Reported Licensee Net Sales Revenue by Product ($ in 000's) *
Kadcyla	Q1	Q2	Q3	Q4	Total
2014	91,031	117,212	143,414	—	351,657
2013	—	21,459	73,626	85,906	180,991
Tysabri	Q1	Q2	Q3	Q4	Total
2014	428,561	442,492	534,946	—	1,405,999
2013	434,677	451,358	387,407	403,334	1,676,776
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	—	—	—	7,890	7,890
Actemra	Q1	Q2	Q3	Q4	Total
2014	114,865	124,736	147,285	—	386,886
2013	87,703	91,374	97,961	124,815	401,852
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	—	—	—	1,137	1,137
Gazyva	Q1	Q2	Q3	Q4	Total
2014	3,095	8,697	11,531	—	23,323
Entyvio	Q1	Q2	Q3	Q4	Total
2014	—	—	5,347	—	5,347
* As reported to PDL by its licensee. Dates in above charts reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.
Totals may not sum due to rounding.